SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ____)

Filed by the Registrant

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Filed by a Party other than the Registrant

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Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

FRONTIER FUNDS INC

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies:

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Aggregate number of securities to which transaction applies:

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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Proposed maximum aggregate value of transaction:

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Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Amount Previously Paid:

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Form, Schedule or Registration Statement No.:

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Filing Party:

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Date Filed:

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FRONTIER FUNDS, INC.

333 Bishops Way, Suite 122

Brookfield, WI 53005

NOTICE OF MEETING OF STOCKHOLDERS

The meeting of stockholders of Frontier Funds, Inc. (the “Fund”) will be held at the offices of Frontier Funds, Inc., 333 Bishops Way, Suite 122, Brookfield, WI 53005, on [________], 2009, at 4 o’clock p.m. CST for the following purposes:

1.)

To ratify or reject the decision to liquidate the Fund.

2.)

To transact any other business as may properly come before the meeting.

Stockholders of record at the close of business on September 30, 2009 are entitled to receive notice of, and to vote at, the meeting.

All stockholders are cordially invited to attend the meeting in person, if possible. Stockholders who are unable to be present in person are requested to execute and promptly return the accompanying proxy in the enclosed envelope.  The Directors of the Fund are soliciting the proxy.  Your attendance at the meeting, whether in person or by proxy, is important to ensure a quorum.  If you return the proxy, you may still vote your shares in person by giving written notice (by subsequent proxy or otherwise) to the Secretary of the Fund at any time prior to its vote at the meeting.

By Order of the Board of Directors

  /s/ Amy Siesennop, President

Amy Siesennop, President

Brookfield, Wisconsin

October 23, 2009

FRONTIER FUNDS, INC.

333 Bishops Way, Suite 122

Brookfield, WI 53005

PROXY STATEMENT
FOR SPECIAL MEETING OF STOCKHOLDERS

The enclosed Proxy is solicited by and on behalf of the Board of Directors (the “Board”) of Frontier Funds, Inc., MicroCap Fund Portfolio (the “Fund”), for voting at a special meeting of stockholders to be held on Friday, [________], 2009, and at any and all adjournments thereof (the “Meeting”).

GENERAL INFORMATION

Stockholders of record at the close of business on September 30, 2009 (the “Record Date”) are entitled to notice of the Meeting and to vote at the Meeting.  Any share of common stock issued subsequent to the Record Date shall not be entitled to vote at the Meeting.  As of the Record Date, there were 1,563,391.625 shares of the Fund’s common stock outstanding. All such shares of common stock have equal voting rights, and each such share will be entitled to one share at the Meeting. It is anticipated that the Proxy solicitation materials will initially be mailed to stockholders on or about November 4, 2009.

Shares represented by duly represented Proxies will be voted as directed or, if no instructions are given, they will be voted FOR the adoption of the plan to liquidate the Fund. Proxies may be revoked at any time before the Meeting, either by a subsequent writing delivered to the Fund at the address set forth above or by voting in person at the time of the Meeting, insofar as it has not been exercised. EACH PROPOSAL REQUIRES THE VOTE OF A “MAJORITY” (AS DEFINED BELOW) OF THE FUND’S OUTSTANDING VOTING SECURITES.

PURPOSE OF THE LIQUIDATION

OF THE ASSETS OF THE FUND

In a meeting of the Board on July 14, 2009, the Board had discussed the status of the Fund and noted that no improvements were being made, and that previous effort to find a new investment manager or investor was not being realized, despite the efforts of both the Advisor and Directors.  The Board agreed that there were two options for the Fund: (1) to liquidate the Fund or (2) to continue to search for a new investor for the Fund.  The Board agreed that whatever it decided to do, a decision should be made before the end of the third quarter.

On August 26, 2009, during a regular meeting of the Board, the Board approved the decision to liquidate the Fund and authorized the investment advisor, Freedom Investors, Inc. (the “Advisor”), to take all steps necessary to obtain liquidation. On August 26, 2009, the Board also discussed at length the status of the Fund and its ability to remain competitive in the future. The decision was made in that meeting that if the Fund’s net asset value (“NAV”) did not improve over the next month by a substantial investment in the Fund, the Board recommended liquidating the Fund.

Several factors influenced the Board’s recommendations that the Fund be liquidated:

1.)

Asset and Shareholder Decline.  The Fund’s assets have declined 27% from $126,999 on September 30, 2008 to $92,514 on September 30, 2009.  The number of shareholders has not increased during the same time frame.

2.)

Expense Ratio Increase During the Same Time Period. The fixed expenses incurred in maintaining the Fund’s status as a registered investment company have not experienced such a decline; as such expenses have to be incurred regardless of the number of stockholder or the amount of net assets of the Fund. Such expenses include those incurred in complying with the reporting requirements of the Securities and Exchange Commission (the “SEC”) and the states in which the Fund’s shares are sold, and covering the auditing and legal fees. It should be noted that the Fund must also incur variable expenses that are dependent on variable factors, such as the number of stockholder and the number of transactions that are conducted with a certain agent. Since it would take a significant rise in the Fund’s assets and the number of investors participating in the Fund to materially decrease the Fund’s expense ratio, it is not expected that the expense ratio will decrease in the near future.

3.)

Resignation of the Advisor. Since the Fund’s beginning, the Fund’s investment advisor has voluntarily refrained from charging its normal fees to the Fund and has absorbed certain ongoing operating expenses of the Fund in order to hold the expenses paid by you to a set ratio. On or about August 10, 2009, the Advisor informed the Board that it was resigning as the Advisor for the Fund.  The Advisor would therefore, cease to absorb those expenses, and the Fund will charge all fees and expenses to the Fund’s account, and the expenses previously absorbed by the Advisor will be borne directly by you and your fellow shareholders instead.

The Advisor informed the Board that, in its opinion, the continuing diminution of the asset base is related to the Fund’s small number of stockholders. The Advisor attributed the poor performance of the Fund to market conditions over the past year.

The Board has continuously discussed the possibility of selling the Fund's assets in their meeting over the past year.  However, during the discussion, the Board acknowledged the difficulty it would have in obtaining a buyer for the Fund's assets because of the fact that the Fund had limited number of stockholders and did not have a history of performance.  The Advisor has, over the past year, been in discussions with several parties that had been interested in purchasing the Fund, but these discussions did not come to fruition.

          The liquidation of the assets of the Fund will have the effect of permitting the Fund's stockholders to invest distributions to be received by them from the Fund upon the Fund's liquidation in investments of their own choice.  As a result, the Fund's Board has determined that it would be in the best interests of all the Fund's stockholders if the assets of the Fund were liquidated.

          Under the Articles of Incorporation of the Fund, as well as under the laws of the State of Maryland, the affirmative vote of the holders of at least a Majority of the outstanding shares of common stock on the Record Date must be obtained in order for the plan of liquidation (the "Plan") to be approved.  If the affirmative vote of a Majority of the Fund's stockholders on that date of the Meeting is not obtained in favor of the plan, the Fund will continue to operate.  The Fund's Board may choose to submit a new plan of liquidation for approval by the stockholders.

THE BOARD RECOMMENDS THAT STOCKHOLDERS

APPROVE THE PLAN OF LIQUIDATION

          The Plan provides for the complete liquidation of all of the assets of the Fund with such prices and on such terms and conditions as the officers of the Fund shall determine to be reasonable and in the best interest of the Fund and its stockholders.  In no event will any of the portfolio securities owned by the Fund be sold at a price, which is less than the best price available in the public market on the date of the sale.  At the August 26, 2009, meeting of the Board, the Board determined that it would be in the best interest of the stockholders for the Fund to take a defensive position and apply an estimate of the expenses expected to be incurred for the Fund in this liquidation process to the amount of accrued expenses.  This action will have an immediate direct negative effect on the Fund's NAV; however, it will prevent any one stockholder from having to absorb the full effect of the liquidation.  The Board also determined that it would be in the best interest of the stockholders of the Fund to shift the entire portfolio from its concentration in small cap, over-the-counter traded stocks of small corporations to a concentration in cash and high quality fixed-income short-term securities.  Additionally, the Board determined that an orderly liquidation of the Fund's thinly traded holdings over a long period of time would decrease the probability of having to sell portfolio stocks at an unfavorable price.  As a result of the actions taken at the August 26, 2009, meeting, the Board determined that the Fund should accept no orders for shares for any new investor, nor should the Fund sell additional shares to any existing stockholder.

LIQUIDATION VALUE

If the Plan is adopted by the Fund’s stockholders at the Meeting, as soon as practicable after the consummation of the sale of all of the Fund’s portfolio securities and the payment of the Fund’s known liabilities and obligations, the officers of the Fund with the assistance of the transfer agent, will determine the liquidation value (“Liquidation Value,” as such term is hereinafter defined) of the Fund’s share of common stocks. The Liquidation Value shall be determined in the same manner as the Fund’s NAV which is currently determined by the Fund on a daily basis. Accordingly, the term “Liquidation Value” means, as the date of distribution.

1.)

The aggregate value of all of the assets of the Fund, less

2.)

The sum of the aggregate amount of all of the liabilities of the Fund, divided by

3.)

The total number of issued and outstanding shares of common stock of the Fund.

The Board may, if appropriate, authorize the establishment of a reserve to meet any contingent liabilities of the Fund. The Board is aware of a liability due to the law firm of Kranitz and Philipp; and negotiating with them to determine an agreeable amount due on the disputed invoice.  The Board anticipates that this liability will be paid before the liquidation process is completed.  Any amount that is placed in reserve shall be deducted pro rata from the Liquidation Value. It is expected that the Fund’s stockholders shall receive a distribution equal to their respective pro rata portion of the Liquidation value (the “Liquidation Distribution”) by April 30, 2010. Thereafter, the MicroCap Fund Portfolio will cease to exist, and no stockholder will have any interest whatsoever in the Fund.

The cost of preparing and mailing the enclosed Notice, accompanying Proxy and Proxy Statement and all other costs in connection with solicitation of Proxies will be paid by the Fund. As discussed above in this Proxy Statement, on October 14, 2009, the Board established an estimated expense to cover such costs. The amount of the accrual was charged against the assets of the Fund at that time. It is anticipated that, from the date the Plan is approved by the stockholders until the distribution date, the Fund’s President will supervise and manage the sale of all portfolio securities.  It is not expected that a trust will be created to administer Liquidation Distributions.  However, in the event the Fund is unable to distribute all of its assets pursuant to the Plan because of its inability to locate stockholders to whom Liquidation Distributions will be sent, the Fund may create, at the expense of the Fund, a liquidating trust with a financial institution and deposit any remaining assets of the Fund for the benefit of the stockholders that cannot be located.

FEDERAL INCOME TAX CONSEQUENCES

For federal income tax purposes, receipt of the Liquidation Value will constitute a taxable event for the stockholder comparable to a sale of his or her Fund shares.  As a result, each stockholder will recognize a gain or loss equal to the difference between the amount received in liquidation of Fund shares and the stockholder’s income tax basis for those shares.  Provided that the Fund shares are held as a capital asset, such gain or loss will constitute a long-term or short-term capital gain or capital loss depending upon whether the shares were held for more than one year.

The taxation of long-term capital gains or losses depends on how long the Fund shares were held prior to the liquidation.  Under applicable tax regulations, liquidating distributions paid non-corporate stockholders must be reported to the Internal Revenue Service on Treasury Form 1099-B.

In general, in order to avoid adverse income tax consequences and a 10% penalty, stockholders who hold Fund shares in an individual retirement account (“IRA”) should take one of the following actions in connection with the liquidation of the Fund:  (1) prior to any distribution of the Liquidation Value, the stockholder may authorize a new IRA trustee or custodian to contact the current IRA Custodian, US Bank, with the stockholder’s instructions to make a direct transfer of the funds from the existing IRA to a new IRA trustee or custodian; or (2) within 60 days of receipt of the Liquidation Value, the stockholder may “rollover” the entire amount into a new IRA,

The foregoing tax discussion is general in nature and stockholders are advised to consult their respective tax advisors for additional information as to the consequences of the liquidation for federal, state and local income and other tax purposes.

EXCHANGE OF STOCK CERTIFICATES

FOR LIQUIDATION DISTRIBUTIONS

At present, the date or dates on which the Fund will pay Liquidation Distributions to its stockholders are not known to the Fund, but it is anticipated that if the Plan is adopted by the stockholders, such liquidation would occur on or prior to April 30, 2010. Prior to such date or dates, the Fund will send to the Fund’s stockholders to whom certificates representing shares of common stock have been sent, a redemption form for the purpose of effecting a redemption of each stockholder’s shares of common stock in exchange for their Liquidation Distribution.  No amount will be distributed by the Fund to a stockholder to whom a stock certificate has been sent unless and until the stockholder delivers to the Fund a signed redemption form and the certificates representing shares of common stock or in the event a stock certificate has been lost, a lost certificate affidavit and other document and instrument as are reasonably required by the Fund, together with appropriate forms of assignment enforced in blank with any and all signatures thereon guaranteed by a financial institution reasonably acceptable to the Fund.  Stockholders to whom certificates representing shares of common stock have not been sent will receive their Liquidation Distribution without any further action on their part.

The right of a stockholder to redeem his or her shares of common stock to the Fund at any time shall not be impaired by the adoption of the Plan. Therefore, a stockholder may redeem in accordance with the redemption procedures set forth in the Fund’s current Prospectus without the necessity of waiting for the Fund to take any action. The Fund shall not impose any redemption charges.

DEFINITION OF VOTE OF A “MAJORITY”

OF THE OUTSTANDING SECURITIES OF THE FUND

A “Majority” of the Fund’s outstanding voting securities means the lesser of: (1) more than 50% of its outstanding voting securities or (2) 67% or more of the voting securities present at a meeting at which more than 50% of the outstanding voting securities are present or presented by Proxy. The only voting securities of the Fund are it shares of common stock.

SUBMISSION OF PROPOSALS

FOR MEETING OF STOCKHOLDERS

Under the current law of Maryland, in which state the Fund is incorporated, meetings of stockholders are required to be held only when necessary.  In the event the Fund is not liquidated, the stockholder proposal intended to be presented at any meeting hereafter called must be received by the Fund within a reasonable time before the solicitation thereto is made in order to be included in the Proxy Statement and form of Proxy relating to such meeting.

SOLICITATION OF PROXIES

In addition to the solicitation of Proxies by mail, the Board or President of the Fund may solicit Proxies in person or by telephone.  Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting material to their principals.

OTHER MATTERS

The management does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matter properly comes before the Meeting, the shares represented by Proxy will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

A copy of the Fund’s March 31, 2009 Semi-Annual Report and the September 30, 2008 annual Report are available without charge upon the request of any stockholder. Please call 1.800.231.2901 or write to the following address to request the Semi-annual Report or the Annual Report:

Frontier Funds, Inc.

333 Bishops Way, Suite 122

Brookfield, WI 53005

By Order of the Board of Directors

        /s/ Amy Siesennop, President

      Amy Siesennop, President

Brookfield, Wisconsin

October 23, 2009

Form of Proxy Card

Frontier Funds Inc.

[________], 2009

Thank you for mailing your ballot promptly!

Proposal 1.  To Approve the Board’s decision to close the Fund, wind up its affairs, and distribute all of the Fund’s net assets to the Fund’s stockholders.  To approve closing the Fund, choose “Yes”.   To keep the Fund open, choose “No”.   To refrain from voting, choose “Abstain”.

Œ  YES

Œ NO

— ABSTAIN

X ______________________________________________________________________

Signature

Date

X ______________________________________________________________________

Signature

Date

Please vote on the issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. Mark the Proposal – Yes, No or Abstain.  Then sign, date, and return your ballot in the accompanying postage-paid envelope.  The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

This proxy is solicited on behalf of the Board of Directors, and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Special Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

You may receive additional proxies for your other accounts with the Fund.  These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

The signer of this proxy hereby appoint Marcus King and/or Ken Coshun, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of stockholders to be held [________] 2009, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting.  If no specification is made herein, all shares will be voted “YES” to the proposal set forth on this proxy.  You may revoke your proxy at any time prior to the meeting by contracting the Fund.  If you vote by proxy and then appear at the meeting, your proxy will be deemed to be revoked if you then vote in person at the meeting.